UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2015
 ______________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

001-36542
(Commission File Number)

Delaware	46-4780940
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor
Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

TerraForm Power, Inc. ("TerraForm Power" or the "registrant") is recasting certain financial information included in TerraForm Power's Annual Report on Form 10-K for the year ended December 31, 2014 (the "Form 10-K"), which was filed with the U.S. Securities and Exchange Commission ("SEC") on March 13, 2015. The relevant financial information in the Form 10-K is being recast to reflect the assets and liabilities and the results of operations of renewable energy facilities TerraForm Power acquired from its parent, SunEdison, Inc. ("SunEdison"), subsequent to the date of the Form 10-K, for the period these facilities were owned by SunEdison, in accordance with rules applicable to transactions between entities under common control.

TerraForm Power has revised the following portion of the Form 10-K:

Item 15. Exhibits, Financial Statement Schedules

The revised portion of the Form 10-K described above is attached as Exhibit 99.1 hereto and incorporated herein by reference. All other information in the Form 10-K remains unchanged. This Current Report on Form 8-K does not reflect any subsequent information or events, and without limitation to the foregoing, does not purport to update the relevant portion of the Form 10-K for any uncertainties, risks, events or trends occurring, or known to management. Therefore, this Current Report on Form 8-K should be read in conjunction with the Form 10-K, and the registrant's filings with the SEC subsequent to the filing of the Form 10-K, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, as filed with the SEC on May 7, 2015. References in the exhibits attached hereto to the Form 10-K or parts thereof refer to the Form 10-K, except to the extent portions of such Form 10-K have been recast in Exhibit 99.1 to this Current Report on Form 8-K, in which case, they refer to the applicable recast portion in Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Exhibit 99.1 to this Current Report on Form 8-K is not an amendment to, or a restatement of, the Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed or submitted electronically with this report:

Exhibit Number	Description
99.1	Updates to Item 15 of the Annual Report on Form 10-K for the year ended December 31, 2014 of TerraForm Power, Inc., filed on March 13, 2015.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERRAFORM POWER, INC.

		By:	/s/ ALEJANDRO HERNANDEZ
Date:	May 7, 2015		Name:	Alejandro ("Alex") Hernandez
			Title:	Executive Vice President and Chief Financial Officer (Principal financial officer)

Exhibit Index

Exhibit Number	Description
99.1	Updates to Item 15 of the Annual Report on Form 10-K for the year ended December 31, 2014 of TerraForm Power, Inc., filed on March 13, 2015.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document